UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Framark Drive

Victor, New York 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 Par Value	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement to Sale Shares of to Alset EHome International, Inc.

On September 3, 2021, Document Security Systems, Inc., a New York corporation (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with Alset EHome International, Inc. (“AEI”), which provided for an investment of up to $15,000,000 by AEI into the Company in exchange of an aggregate of 12,155,591 shares of the Company’s common stock, $0.02 par value per share. Subject to the terms and conditions contained in the Subscription Agreement, the shares were issued at a purchase price of $1.234 per share.

Prior to this transaction, AEI indirectly held a significant investment in the Company through majority-owned subsidiaries. AEI’s Chairman and CEO, Heng Fai Chan, and a member of the AEI’s Board of Directors, Wu Wai Leung William, each serve on both the AEI Board and the Board of the Company. On September 2, 2021, Audit Committee of the Company’s Board of Directors reviewed, approved and determined that it is advisable and in the best interests of the Company to complete the transaction described above. The Company’s Board of Directors approved this subscription agreement and the transaction in connection therewith on September 2, 2021.

Purchase of Securities of American Pacific Bancorp, Inc.

On September 9, 2021, the Company entered into a stock purchase agreement (the “SPA”) with American Pacific Bancorp (“APB”), which provided for an investment of up to $40,000,200 by the Company into APB for an aggregate of 6,666,700 shares of the APB’s Class A Common Stock, par value $0.01 per share. Subject to the terms and conditions contained in the SPA, the shares issued at a purchase price of $6.00 per share. Subsequent to the closing of this transaction, DSS became the majority owner of APB

The foregoing summary of the Subscription Agreement and SPA are qualified in their entirety by reference to the full text of the Subscription Agreement and SPA, a copy of each are filed herewith as Exhibit 1.1 and Exhibit 1.2 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On September 8, 2021, the Company issued a press release relating to the investment by AEI into the Company. A copy of this press release is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

On September 9, 2021, the Company issued a press release relating to the investment by the Company into APB. A copy of this press release is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
1.1	Subscription Agreement dated September 3, 2021
1.2	Stock Purchase Agreement dated September 9, 2021
99.1	Press Release issued September 3, 2021
99.2	Press Release issued September 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

September 10, 2021	By:	/s/ Jason Grady
	Name:	Jason Grady
	Title:	Chief Executive Officer